                                                                   EXHIBIT 99(c)


                       AMERICAN HONDA FINANCE CORPORATION
     Annual Statement to Certificateholder -- Honda Auto Receivables 2001-2
                                  Owner Trust
                          04/01/2001 THROUGH 03/31/2002


I. ORIGINAL DEAL PARAMETER INPUTS
  (A) Total Portfolio Balance                                $1,618,603,016.50
  (B) Total Securities Balance                               $1,618,603,016.50
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                              $440,000,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                          27.18%
    (iii) Class A-1 Notes Rate                                        3.73000%
    (iv) Class A-1 Notes Accrual Basis                              Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                              $410,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                          25.33%
    (iii) Class A-2 Notes Rate                                          4.110%
    (iv) Class A-2 Notes Accrual Basis                                  30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                              $520,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                           32.13%
    (iii) Class A-3 Notes Rate                                          4.670%
    (iv) Class A-3 Notes Accrual Basis                                  30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                              $204,000,000.00
    (ii)  Class A-4 Notes Percentage (F(i)/B)                          12.60%
    (iii) Class A-4 Notes Rate                                          5.090%
    (iv) Class A-4 Notes Accrual Basis                                  30/360
  (G) Certificates
    (i)   Certificates Balance                                  $44,603,016.50
    (ii)  Certificates Percentage (G(i)/B)                               2.76%
    (iii) Certificates Rate                                             5.090%
    (iv) Certificates Accrual Basis                                     30/360
  (H) Servicing Fee Rate                                                 1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                  7.13%
    (ii)  Weighted Average Original Maturity                             55.79 months
  (WAOM)
    (iii) Weighted Average Remaining                                     43.59 months
  (WAM)
    (iv) Number of Receivables                                         131,711
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                0.50%
  Percentage
    (ii)  Reserve Account Initial Deposit                        $8,093,015.08
    (iii) Specified Reserve Account Percentage                           0.75%
    (iv) Specified Reserve Account Balance                       $8,713,571.08

  (K) Yield Supplement Account Deposit                           $3,859,646.81


II. INPUTS FROM PREVIOUS
------------------------
MONTHLY SERVICER REPORTS
------------------------
  (A) Total Portfolio Balance                                $1,618,603,016.50
  (B) Total Securities Balance                               $1,618,603,016.50
  (C) Cumulative Note and Certificate Pool                           1.0000000
 Factor
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                              $440,000,000.00
    (ii)  Class A-1 Notes Pool Factor                                1.0000000
    (iii) Class A-1 Notes Interest Carryover                             $0.00


 Shortfall
    (iv) Class A-1 Notes Principal Carryover                             $0.00
 Shortfall
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                              $410,000,000.00
    (ii)  Class A-2 Notes Pool Factor                                1.0000000
    (iii) Class A-2 Notes Interest Carryover                             $0.00
 Shortfall
    (iv) Class A-2 Notes Principal Carryover                             $0.00
 Shortfall
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                              $520,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                1.0000000
    (iii) Class A-3 Notes Interest Carryover                             $0.00
 Shortfall
    (iv) Class A-3 Notes Principal Carryover                             $0.00
 Shortfall
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                              $204,000,000.00
    (ii)  Class A-4 Notes Pool Factor                                1.0000000
    (iii) Class A-4 Notes Interest Carryover                             $0.00
 Shortfall
    (iv) Class A-4 Notes Principal Carryover                             $0.00
 Shortfall
  (H) Certificates
    (i)   Certificates Balance                                  $44,603,016.50
    (ii)  Certificates Pool Factor                                   1.0000000
    (iii) Certificates Interest Carryover Shortfall                      $0.00
    (iv) Certificates Principal Carryover Shortfall                      $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                        $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                        $8,093,015.08
    (ii)   Yield Supplement Account                              $3,859,646.81
    (iii) Payahead Account                                          $67,437.98
    (iv) Advances Outstanding                                       $87,602.04
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                  7.13%
    (ii)  Weighted Average Remaining Maturity                            43.59 months
 (WAM)
    (iii) Number of Receivables                                        131,711
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                              100.00%
    (ii)  Certificate Percentage                                         0.00%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                        $5,152,157.74
    (ii)  Prepayments in Full                                    $2,191,314.73
    (iii) Prepayments in Full due to Repurchases                         $0.00
  (B) Precomputed Contracts Total Collections                    $8,089,738.27
  (C) Precomputed Interest Receivables Interest                    $746,265.80
(B-A((I)+(ii)+(iii)))
  (D) Simple Interest Receivables Principal                                 $0
    (i)   Principal Collections                                $321,909,754.21
    (ii)  Prepayments in Full                                  $178,634,655.12
    (iii) Repurchased Receivables Related to                             $0.00
 Principal
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                           $73,198,050.73
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                         $282,485.03

    (ii) Current Advance Amount                                    $353,149.05
  (G) Interest Advance for simple Interest - Net                   $783,546.40
  (H) Payahead Account
    (i)  Payments Applied                                          $384,714.97
    (ii) Additional Payaheads                                      $405,825.82
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                  7.14%
    (ii)  Weighted Average Remaining Maturity                            35.90 months
(WAM)
    (iii) Remaining Number of Receivables                              111,881


                                 # DOLLAR AMOUNT

                                               Units
                                               -----
  (J) Delinquent Receivables
    (i)  31-60 Days Delinquent                           1,964 1.76%     $21,530,662.53         1.95%
    (ii)  61-90 Days Delinquent                            205 0.18%      $2,414,939.34         0.22%
    (ii) 91 Days or More Delinquent                         48 0.04%        $600,443.44         0.05%
  (K) Vehicles Repossessed During Collection Period         57 0.05%        $718,400.22         0.06%
  (L) Total Accumulated Repossessed Vehicles Inventory     136 0.12%      $1,575,121.15         0.14%


IV. INPUTS DERIVED FROM OTHER SOURCES
  (A) Collection Account Investment Income                                $0.00
  (B) Reserve Account Investment Income                             $170,818.30
  (C) Yield Supplement Account Investment Income                     $48,787.56
  (D) Trust Fees Expense                                              $2,000.00
  (E) Aggregate Net Losses for Collection Period                  $2,842,601.29
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on
Liquidated Receivables                                            $4,645,080.21
    (ii) Liquidation Proceeds                                      1,211,517.50
    (ii) Recoveries from Prior Month Charge Offs                    $590,961.42
  (G) Days in Accrual Period                                                268
  (H) Deal age                                                                9


                                                    COLLECTIONS
                                                    -----------

V. INTEREST COLLECTIONS
  (A) Total Interest Collections (III(C+E(i)-F(i)+F(ii)+G)           $74,798,526.95

VI. PRINCIPAL COLLECTIONS
  (A) Principal Payments Received  (III(A((i)+(ii))+D(i)+(ii)))     $507,887,881.80
  (B) Liquidation Proceeds  (IV(F(i)))                                 1,211,517.50
  (C) Repurchased Loan Proceeds Related to                                     0.00
Principal  (III(A(iii)+D(iii)))
  (D) Recoveries from Prior Month Charge Offs                            590,961.42
(IV(F(ii)))
                                                              -     ----------------
  (E) Total Principal Collections (A+B+C+D)                          509,690,360.72

VII. TOTAL INTEREST AND PRINCIPAL
---------------------------------
COLLECTIONS  (V(A)+VI(E))                                            584,488,887.67
---------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                        $2,145,890.90
------------------------------

IX. TOTAL AVAILABLE
-------------------
AMOUNT (VII+VIII)
-----------------


                                  DISTRIBUTIONS
                                  -------------

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due                                         $10,419,099.77
(I(H)/12)(II(B))+(II(H)(i))
    (ii)  Servicing Fee Paid                                        $10,419,099.77
                                                                  -----------------
    (iii) Servicing Fee Shortfall                                            $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                 170,818.30
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                          48,787.56
  (D) Trust Fees Expense (IV(D))
                                                                          2,000.00

XI. DISTRIBUTIONS TO
--------------------
NOTEHOLDERS
-----------
  (A) Interest
    (i) Class A-1 Notes
       (a)   Class A-1 Notes Interest Due                            $5,826,984.11
       (b)  Class A-1 Notes Interest Paid                             5,826,984.11
                                                                  -----------------
       (c) Class A-1 Notes Interest Shortfall                                $0.00
    (ii) Class A-2 Notes
       (a)   Class A-2 Notes Interest Due                           $12,346,690.46
       (b)  Class A-2 Notes Interest Paid                            12,346,690.46
                                                                  -----------------
       (c) Class A-2 Notes Interest Shortfall                                $0.00
    (iii) Class A-3 Notes
       (a)   Class A-3 Notes Interest Due                           $17,875,722.25
       (b)  Class A-3 Notes Interest Paid                            17,875,722.25
                                                                  -----------------
       (c) Class A-3 Notes Interest Shortfall                                $0.00
    (iv) Class A-4 Notes
       (a)   Class A-4 Notes Interest Due                            $7,643,483.33
       (b)  Class A-4 Notes Interest Paid                             7,643,483.33
                                                                  -----------------
       (c) Class A-4 Notes Interest Shortfall                                $0.00
    (v) Total Note Interest
       (a)   Total Note Interest Due                                $43,692,880.15
       (b)  Total Note Interest Paid                                 43,692,880.15
                                                                  -----------------
       (c) Total Note Interest Shortfall                                     $0.00
       (d) Reserve Fund Withdrawn for Note                                   $0.00
Interest
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                            532,520,798.65
  (B) Principal
    (i) Noteholders' Principal Distribution                        $510,426,011.80
Amounts
    (ii) Class A-1 Notes Principal
       (a)   Class A-1 Notes Principal Due
       (b)  Class A-1 Notes Principal Paid                          440,000,000.00
                                                                  -----------------
       (c) Class A-1 Notes Principal Shortfall                               $0.00
       (d) Reserve Fund drawn                                                $0.00
    (iii) Class A-2 Notes Principal
       (a)   Class A-2 Notes Principal Due                          $70,426,011.80
       (b)  Class A-2 Notes Principal Paid                          $70,426,011.80
                                                                  -----------------
       (c) Class A-2 Notes Principal Shortfall                               $0.00
       (d) Reserve Fund drawn                                                $0.00

    (iv) Class A-3 Notes Principal
       (a)   Class A-3 Notes Principal Due                                   $0.00
       (b)  Class A-3 Notes Principal Paid                                   $0.00
                                                                  -----------------
       (c) Class A-3 Notes Principal Shortfall                               $0.00
       (d) Reserve Fund drawn                                                $0.00
    (v) Class A-4 Notes Principal
       (a)   Class A-4 Notes Principal Due                                   $0.00
       (b)  Class A-4 Notes Principal Paid                                   $0.00
                                                                  -----------------
       (c) Class A-4 Notes Principal Shortfall                               $0.00
       (d) Reserve Fund drawn                                                $0.00
    (vi) Total Notes Principal
       (a)   Total Notes Principal Due                             $510,426,011.80
       (b)  Total Notes Principal Paid                              510,426,011.80
                                                                  -----------------
       (c) Total Notes Principal Shortfall                                   $0.00
       (d) Reserve Fund drawn                                                $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve                         $22,094,786.85
account
  Amount deposited into reserve Account                               4,046,507.54
                                                                  -----------------
  Excess Amount Release from Reserve Account                          3,425,951.54
                                                                  -----------------
  Excess funds available to Certificateholders                       21,474,230.85
                                                                  -----------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
-----------------------------------------
  (A) Interest
     (i)   Certificate Interest Due                                  $1,671,188.31
     (ii)   Certificate Interest Shortfall
Beginning Balance                                                            $0.00
                                                                  -----------------
     (iii)   Total Certificate Interest Due                          $1,671,188.31
     (iv)  Certificate Interest Paid                                  1,671,188.31
     (v) Certificate Interest Shortfall Ending Balance                       $0.00
  (B) Principal
     (i)   Certificate Principal Due                                 $2,106,950.21
     (ii)   Certificate Principal Shortfall
Beginning Balance                                                            $0.00
                                                                  -----------------
     (iii)   Total Certificate Principal                             $2,106,950.21
Due
     (iv)  Certificate Principal Paid                                 2,106,950.21
     (v) Certificate Principal Shortfall Balance                             $0.00
  (C) Release to Seller                                             $17,696,092.33

                              DISTRIBUTIONS SUMMARY
                              ---------------------

  (A) Total Collections                                            $586,634,778.57
  (B) Service Fee                                                   $10,419,099.77
  (C) Trustee Fees                                                       $2,000.00
  (D) Class A1 Amount                                              $445,826,984.11
  (E) Class A2 Amount                                               $82,772,702.26
  (F) Class A3 Amount                                               $17,875,722.25
  (G) Class A4 Amount                                                $7,643,483.33
  (H) Amount Deposited into Reserve Account                          $4,046,507.54
  (I) Certificateholders                                             $3,778,138.52
  (J) Release to seller                                             $17,696,092.33
  (K) Total amount distributed                                     $590,060,730.11
  (L) Amount of Draw from Reserve Account                                     0.00
  (M) Excess Amount Released from Reserve                             3,425,951.54
Account

                         PORTFOLIO AND SECURITY SUMMARY

                                                                       Beginning                      End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                           of Period                   of Period
--------------------------------------------                      ------------------        -----------------------
  (A) Balances and Principal Factors
    (i)    Aggregate Balance of Notes                              $1,574,000,000.00              $1,063,573,988.20
    (ii)   Note Pool Factor                                                1.0000000                      0.6757141
    (iii)  Class A-1 Notes Balance                                    440,000,000.00                           0.00
    (iv)   Class A-1 Notes Pool Factor                                     1.0000000                      0.0000000
    (v)    Class A-2 Notes Balance                                    410,000,000.00                 339,573,988.20
    (vi)   Class A-2 Notes Pool Factor                                     1.0000000                      0.8282292
    (vii)  Class A-3 Notes Balance                                    520,000,000.00                 520,000,000.00
    (viii) Class A-3 Notes Pool Factor                                     1.0000000                      1.0000000
    (ix)  Class A-4 Notes Balance                                     204,000,000.00                 204,000,000.00
    (x) Class A-4 Notes Pool Factor                                        1.0000000                      1.0000000
    (xi)   Certificates Balance                                        44,603,016.50                  42,496,066.29
    (xii)    Certificates Pool Factor                                      1.0000000                      0.9527622
    (xiii)   Total Principal Balance of Notes and Certificates      1,618,603,016.50               1,106,070,054.49

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                 7.13%                          7.14%
    (ii)  Weighted Average Remaining Maturity (WAM)                     43.59 months                   35.90 months
    (iii) Remaining Number of Receivables                             131,711                        111,881
    (iv)  Portfolio Receivable Balance                      $1,618,603,016.50              $1,106,070,054.49
  (C) Outstanding Advance Amount                                   $87,602.04                    $941,812.46
  (D) Outstanding Payahead Balance                                 $67,437.98                     $88,548.83


                                                SUMMARY OF ACCOUNTS
                                                -------------------

XV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
  (A) Beginning Reserve Account Balance                                                        $8,093,015.08
  (B) Draws                                                                                             0.00
    (i)   Draw for Servicing Fee                                                                        0.00
    (ii)  Draw for Interest                                                                             0.00
    (iii) Draw for Realized Losses                                                                      0.00
  (C) Excess Interest Deposited into the Reserve Account                                        4,046,507.54
  (D) Reserve Account Balance Prior to Release                                                 12,139,522.62
  (E) Reserve Account Required Amount                                                           8,713,571.08
  (F) Final Reserve Account Required Amount                                                     8,713,571.08
  (G) Excess Reserve Account Amount                                                             3,425,951.54
  (H) Ending Reserve Account Balance                                                            8,713,571.08

XVI. RECONCILIATION OF YIELD SUPPLEMENT
ACCOUNT
  (A) Beginning Yield Supplement Account                                                        3,859,646.81
Balance
  (B) Investment Earnings                                                                          48,787.56
  (C) Investment Earnings Withdraw                                                                 48,787.56
  (D) Additional Yield Supplement Amounts                                                               0.00
  (E) Yield Supplement Deposit Amount                                                           2,145,890.90
                                                                                      -----------------------
  (F) Ending Yield Supplement Account Balance                                                   1,713,755.91


XVII. NET LOSS AND DELINQUENCY ACCOUNT
--------------------------------------
ACTIVITY
--------
  (A) Liquidated Contracts

    (i)   Liquidation Proceeds                                                                 $1,211,517.50
    (ii) Recoveries on Previously Liquidated Contracts                                            590,961.42
  (B) Aggregate Net Losses for Collection Period                                                2,842,601.29
  (C) Net Loss Rate for Collection Period (annualized)                                                 0.21%
  (D) Cumulative Net Losses for all Periods                                                     2,842,601.29


                                 # DOLLAR AMOUNT

                                               Units
                                               -----

  (E) Delinquent Receivables
    (i)  31-60 Days Delinquent                 1,964  1.76%    $21,530,662.53         1.95%
    (ii)  61-90 Days Delinquent                  205  0.18%     $2,414,939.34         0.22%
    (ii) 91 Days or More Delinquent               48  0.04%       $600,443.44         0.05%


                                 # DOLLAR AMOUNT
                                               Units
                                               -----

XVIII. REPOSSESSION ACTIVITY
----------------------------
  (A) Vehicles Repossessed During Collection                                    57  0.05%       $718,400.22         0.06%
Period
  (B) Total Accumulated Repossessed Vehicles in Inventory                      136  0.12%     $1,575,121.15         0.14%



XIX. TESTS FOR INCREASE IN SPECIFIED
------------------------------------
RESERVE ACCOUNT BALANCE
-----------------------

  (A) Ratio of Net Losses to the Pool
Balance as of Each Collection Period
    (i) Second Preceding Collection Period                                                             0.62%
    (ii) Preceding Collection Period                                                                   0.64%
    (iii) Current Collection Period                                                                    0.44%
    (iv) Three Month Average (Avg(i,ii,iii))                                                           0.57%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                             0.49%
    (ii) Preceding Collection Period                                                                   0.39%
    (iii) Current Collection Period                                                                    0.35%
    (iv) Three Month Average  (Avg(i,ii,iii))                                                          0.41%


  (C) Loss and Delinquency Trigger Indicator                                          Trigger was not hit.



I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT